AZZ to Acquire Precoat Metals March 7, 2022

INVESTOR PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward- looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward- looking statements, whether as a result of new information, future events, or otherwise.

INVESTOR PRESENTATION Non-GAAP Financial Measures 3 Some of the financial information and data contained in this press release, such as adjusted EBITDA and adjusted earnings per share, have not been prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). The Company’s management believes that the presentation of these non-GAAP financial measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of the Company’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as adjusted EBITDA and adjusted earnings per share, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. While the Company believes these non-GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

INVESTOR PRESENTATION 4 Today’s Presenters Tom Ferguson President and Chief Executive Officer Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations

INVESTOR PRESENTATION 5 Acquisition of Precoat Metals Accelerates AZZ’s Strategic Priorities ■ AZZ to acquire Precoat Metals (“Precoat”) from Sequa Corporation, a portfolio company of Carlyle, for a purchase price of approximately $1.28 billion ■ Net purchase price of approximately $1.13 billion when adjusted for the net present value of approximately $150 million of expected net tax benefits ■ Precoat is the leading independent provider of value-added services for prepainted metal coil coating in North America, with LTM 12/31/2021 revenue of approximately $700 million and adjusted EBITDA of approximately $137 million (~20% margin) ■ Transaction advances AZZ’s strategy of becoming predominantly a metal coatings company, building upon the Company’s #1 hot-dip galvanizing market position in North America ■ Highly complementary acquisition extends AZZ’s position across the metal coating value chain ■ Significantly enhances AZZ’s scale and margin profile resulting in pro forma revenue of approximately $1.6 billion and pro forma adjusted EBITDA of more than $300 million (~19% margin)(1), while more than doubling AZZ’s coatings-related revenue ■ Expected to be immediately accretive to adjusted EPS and greater than 20% accretive to adjusted EPS ■ Strong cash flow of the combined business supports near-term focus on rapid deleveraging ■ Consistent with previously communicated acquisition strategy prioritizing North American coatings targets with strong strategic fit (1) Based on financials as of LTM 11/30/2021 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions. Adjusted EBITDA margin includes $10 million of estimated run-rate synergies.

INVESTOR PRESENTATION Transaction Summary Overview Financial Impact Financing Timing ■ AZZ to acquire Precoat for a purchase price of approximately $1.28 billion ■ Net purchase price of approximately $1.13 billion when adjusted for the net present value of approximately $150 million of expected net tax benefits ■ Compelling valuation at approximately 8.2x LTM 12/31/2021 adjusted EBITDA ■ Combination advances AZZ’s strategy of becoming predominantly a metal coatings company ■ Continuity of leadership and shared culture will support smooth integration ■ Transaction expected to be funded with a combination of cash on hand, newly issued debt financing and the issuance of equity or equity-linked securities ■ Committed debt financing provided by Citi and Wells Fargo ■ Expected pro forma target net leverage ratio of ~4.25x at closing with goal of returning to below 3.0x net leverage by the end of FY2024, in line with AZZ’s long-term target of 2.5x to 3.0x ■ Immediately enhances AZZ’s margin profile and increases AZZ's expected Metal Coatings sales to over $1.2 billion ■ Expected to be immediately accretive to adjusted EPS and greater than 20% accretive to adjusted EPS ■ Strong combined free cash flow generation to drive near-term focus on rapid deleveraging ■ AZZ remains committed to paying a dividend on its common stock while continuing to support profitable growth initiatives ■ Subject to customary closing conditions and regulatory approvals ■ Expected to close in the first quarter of FY2023 Note: Financing plans are indicative and subject to market conditions at the time of financing. 6

INVESTOR PRESENTATION 7 Strategic Rationale Leading industry positions across a broad and diverse set of customers Highly complementary acquisition extends AZZ’s position across the metal coating value chain Advances AZZ’s strategy of becoming predominantly a metal coatings company Attractive financial profile significantly enhances AZZ’s scale and margins Highly accretive transaction with compelling value creation Strong free cash flow generation supports near-term deleveraging and future growth Consistent with previously communicated acquisition strategy prioritizing North American coatings targets with strong strategic fit 1 2 3 4 5 6 7

AZZ
INVESTOR PRESENTATION

Precoat Metals Is the Leading Independent Metal Coil Coating Solutions Provider in North America

Company Snapshot

- Leader in the advanced application of protective and decorative coatings and related value-added services for steel and aluminum coil in North America
- Highly diversified product and solutions offering across metal substrates and coatings
- Network of 13 strategically located manufacturing facilities
- Leading positions across all end markets
- Long-term relationships with blue-chip customers
- Attractive financial profile: LTM 12/31/2021 revenue of ~$700 million and adjusted EBITDA of ~$137 million (~20% margin)
- ~1,100 employees
- Headquartered in St. Louis, Missouri

#1
position across highly attractive and growing end markets

15 coating lines and
17 processing lines

1/3
of coating volume undergoes value-added processing

1.7mm
tons volume of metal coated per year

2021A Revenue Breakdown


41%
18%
15%
8%
4%
5%
4%
5%
Comm/Ind/Arch Construction
Appliance
Transportation
Agricultural Construction
HVAC
Other
Residential Construction
Container

Manufacturing Footprint


1
2
3
4
5
6
7
8
9
10
11
12
13

Differentiated strategic footprint with close proximity to customers, mills and transportation drives significant cost advantages and shorter lead times for customers

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AZZ
INVESTOR PRESENTATION

Precoat's Value-Added Toll Processing Business Model

Overview of the Coil Coating Process

- Coil coating is a continuous, highly automated process for coating metal before fabrication into end products
- Steel or aluminum substrate in coil form is unwound, cleaned on both sides, chemically treated, primed, oven-cured, top-coated, oven-cured again and recoiled for packaging and shipment
- Value-added processing services are provided subsequent to coating based on customer specifications


1 Entry End
2 Entry Accumulator
3 Cleaning and Pretreating
4 Prime Coat
5 Top Coat
6 Exit Accumulator
7 Exit End
8 Shipping or Value-Added Processing
Flow of material through line

Value-Added Processing

- Shape Correction
- Cut-to-Length
- Embossing
- Laminating/Printing



Precoat's diversified solutions and service offering support customers across the entire coil coating value chain

Toll Processing Model Overview

- Customers procure coils of steel / aluminum and ship to Precoat, in addition to specifying the coatings that Precoat buys
- Precoat takes no commodity price risk on metal or coatings (e.g., paint, laminate, etc.) due to tolling model

Precoat Metals

- Precoat uses best-in-class coating lines to coat customer-owned metal to specification
- Complementary value-added processing (e.g., slitting, embossing) subsequent to coating
- Additional services to improve sourcing agility and customers' supply chain performance

Customers specify coatings that Precoat buys

Ships finished product to customers

Customer-owned unfinished steel and aluminum coils shipped from mills to Precoat facilities

Customers

- Orders are placed for finished product with Precoat based on specified color, coating and value-added services
- Customers order unfinished metal coils from mills and service centers

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AZZ

INVESTOR PRESENTATION

AZZ's Continued Strategic Transformation Into a Focused Coatings Provider

AZZ has taken strategic actions in recent years to prioritize its Metal Coatings segment, paving the way for our continued evolution into a focused coatings provider

Metal Coatings

- Strong portfolio of complementary high margin coating assets
- Long-term strategy to grow organically and with a robust acquisition program
- Continued focus on driving profitable growth and expanding coating applications
- 5-Year Average Adjusted EBITDA Margin: ~29%
- 9 acquisitions since FY2017

Infrastructure Solutions

- Diverse collection of lower margin electrical and industrial businesses with minimal overlap or synergies
- Evaluating opportunities consistent with becoming a more focused coatings company
- 5-Year Average Adjusted EBITDA Margin: ~10%

Acquisitions and Divestitures

	FY2017	FY2018	FY2019	FY2020	FY2021	FY2022
Metal Coatings	epc Enhanced Powder Coating – Plating & Powder Coating Solutions	Rogers Brothers Galvanizing	Tennessee Galvanizing; NuZinc Plating; K2 Partners, Inc.	Preferred Industries; GALVABAR (Divestiture)	ACME Galvanizing, Inc.	Steel Creek Galvanizing; DAAM Galvanizing
Infrastructure Solutions	PEI Power Electronics Inc	Powergrid Solutions Inc.	Certain Assets of lectrus	NLI (Divestiture)	SMS (Divestiture)	

Divestiture

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AZZ INVESTOR PRESENTATION

Highly Complementary Acquisition Accelerates AZZ's Strategic Transformation

*Acquisition of Precoat represents a continued transition of AZZ from a **portfolio of businesses to a** focused provider of coating and galvanizing **solutions** for critical applications*

Precoat Metals Advances AZZ's Strategy of Becoming Predominantly a Metal Coatings Company

AZZ


Infrastructure Solutions
42%
Metal Coatings
58%

AZZ + Precoat Metals


Precoat Metals
44%
Metal Coatings
33%
Infrastructure Solutions
23%

Highly Complementary Acquisition With Strong Strategic Fit

*More than Doubles Coatings-Related **Sales***

	AZZ Metal Coatings	Precoat Metals
Sales	$528 million	~$700 million
Substrate	Steel	Steel, Aluminum
Value Chain	Post-Fabrication	Pre-Fabrication
Solutions Offering	• Hot-dip galvanizing • Spin galvanizing • Powder coating • Anodizing • Plating • Other surface coating applications	• Prepaint coating • Shape correction • Cut-to-length • Slitting • Embossing • Laminating / printing
End Markets	• Industrial • Construction • OEM • Renewable / Utility • Petrochem • Other	• Construction • Appliance • HVAC • Container • Transportation • Other
Market Position	#1 in hot-dip galvanizing in North America	#1 independent coil coating provider across end markets

Note: Based on financials as of LTM 11/30/2021 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions.

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INVESTOR PRESENTATION $156 $293$137 Combination Significantly Enhances AZZ’s Scale and Margin Profile Revenue Adjusted EBITDA and Margin Pro Forma Pro Forma 17.3% 19.6% 18.3% Note: Based on financials as of LTM 11/30/2021 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions. (1) Does not include any estimated run-rate synergies (1) $904 $1,604~$700 12 ($ in millions) ($ in millions)

INVESTOR PRESENTATION Compelling Opportunity for Additional Margin Upside 13 Common Culture of Operational Excellence and Improvement Shared vision of differentiated value-added solutions and quality✓ Opportunity to capitalize on complementary best practices and know-how as a combined organization✓ Superior processing capabilities and operational flexibility✓ Competitive advantage from strategic footprint with close proximity to customers✓ ✓ Strong, centralized back-office and logistics network driving sales and operational efficiencies Runway for profitable expansion and continued margin improvement✓

AZZ INVESTOR PRESENTATION

Robust Cash Flow Generation to Drive Deleveraging

Net Leverage

(Net Debt / Pro Forma LTM Adjusted EBITDA)


~4.25x
<3.0x
At Close (1)
FY2024 Target

Overview of Financing Plan

- Transaction expected to be funded with a combination of cash on hand, newly issued debt financing and the issuance of equity or equity-linked securities
- Committed debt financing provided by Citi and Wells Fargo
- Committed debt financing expected to be partially reduced by issuance of equity or equity-linked securities prior to transaction close
- Near-term focus on rapid deleveraging:
  - Expected pro forma target net leverage ratio of ~4.25x at closing with goal of returning to <3.0x by the end of FY2024, in line with AZZ's long-term target of 2.5x to 3.0x
  - Strong free cash flow generation supports deleveraging priority and future growth
- AZZ remains committed to paying a dividend on its common stock while continuing to support profitable growth initiatives

Note: Financing plans are indicative and subject to market conditions at the time of financing.
(1) Based on financials as of LTM 11/30/2021 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions.

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INVESTOR PRESENTATION Closely Aligned With Our Previously Communicated Strategic Objectives AZZ Acquisition Strategy North American Coatings Focus ✓ Strategic Fit ✓ Accretive Within the First Year ✓ Highly complementary acquisition extends AZZ’s position across the metal coating value chain 15 Leading independent provider of value- added solutions for pre-painted metal coil coating in North America Expected to be immediately accretive to adjusted EPS and greater than 20% accretive to adjusted EPS in the first full fiscal year

INVESTOR PRESENTATION Near-term capital allocation plan focused on deleveraging through strong free cash flow generation with longer-term focus on reinvestment to drive future growth✓ Capitalize on shared vision of value-added metal coating solutions and best practices to drive continuous operational improvements✓ Greater investment and increased support to the Precoat team to drive improvements in the organization and accelerate growth✓ Highly Strategic Acquisition With Significant Upside Potential for Shareholders Integrate and enhance combined corporate culture and values to bring out the best of both organizations✓ 16

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